UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 18, 2004

MOLECULAR IMAGING CORPORATION

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-27915	11-2787966
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2150 West Washington Street, Suite 110

San Diego, California 92110

(Address of principal executive offices)

(619) 226-6738

(Registrant’s telephone number)

ITEM 7. EXHIBITS.

99.1 Press release dated May 18, 2004 regarding the un-audited revenues of Molecular Imaging Corporation for third fiscal quarter ended March 31, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 18, 2004, Molecular Imaging Corporation issued a press release regarding its un-audited revenues for third fiscal quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR IMAGING CORPORATION

Dated: May 18, 2004	By:	/s/ DENNIS M. MULROY
Chief Executive Officer